SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  June 22, 2004
(date of earliest event reported)

Fieldstone Mortgage Investment Trust, Series 2004-3

Mortgage Backed Securities

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333-115858	74-2440850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

Item 5.

OTHER EVENTS

Filing of Form T-1

On June 22, 2004, Structured Asset Securities Corporation (the “Company”) is filing a Form T-1 to designate HSBC Bank USA to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 and 307 of the Trust Indenture Act of 1939.  Form T-1 is annexed hereto as Exhibit 25.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

Information and Exhibits

(a)

Financial Statements of business acquired.

Not applicable.

(b)

Pro Forma financial information.

Not applicable.

(c)

Exhibit No.

Description

25

Form T-1 Statement of Eligibility under the Trust indenture Act of 1939, as amended.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 22, 2004.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Matthew Lewis

           Name: Matthew Lewis

           Title:   Senior Vice President

Exhibit Index

Exhibit            Description

Page

25

Form T-1 Statement of Eligibility under the
Trust Indenture Act of 1939, as amended.

EXHIBIT 25